Fees Summary	Jan. 06, 2026 USD ($)
Fees Summary [Line Items]
Total Offering	$ 275,490,203.89
Previously Paid Amount	0
Total Fee Amount	38,045.20
Total Offset Amount	0
Net Fee	$ 38,045.20